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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)   March 10, 2004
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                                 ENDOLOGIX, INC.
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             (Exact name of registrant as specified in its charter)



               DELAWARE                   0-28440             68-0328265
     ---------------------------- -----------------------  ------------------
     (State or other jurisdiction (Commission File Number)   (IRS Employer
          of incorporation)                                Identification No.)




     13900 ALTON PARKWAY, SUITE 122
                IRVINE, CA                                      92618
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 (Address of principal executive offices)                     (Zip Code)



   Registrant's telephone number, including area code   (949) 595-7200
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, dated March 10, 2004, issued by Endologix, Inc.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 10, 2004, Endologix, Inc. announced financial results for the fourth quarter and the year ended December 31, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ENDOLOGIX, INC.



Date: March 11, 2004                    By /s/ David Richards
                                           -------------------------------------
                                           Chief Financial Officer and
                                              Secretary


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                                  EXHIBIT INDEX


Exhibit 99.1   Press Release dated March 10, 2004 of Endologix, Inc.


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